SIXTH AMENDMENT TO GUARANTY AGREEMENT

                     AND WAIVER OF CERTAIN EVENTS OF DEFAULT

                             UNDER CREDIT AGREEMENT

     This Sixth Amendment to Guaranty Agreement and Waiver of Certain Events of Default under Credit Agreement (the "Amendment") is made as of this 17th day of April, 2001 by and among ASCENT ASSURANCE, INC. (the "Guarantor"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                               W I T N E S S E T H

     WHEREAS, the Guarantor delivered a Guaranty Agreement in favor of the Bank, dated as of June 6, 1997, as amended by that certain First Amendment to Guaranty Agreement, dated as of March 24, 1999, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of July 21, 1999, as further amended by that certain Third Amendment to Guaranty Agreement, dated as of April 17, 2000, as further amended by that certain Fourth Amendment to Guaranty Agreement dated as of August 10, 2000, as further amended by that certain Fifth Amendment to Guaranty Agreement made as of November 30, 2000, to be effective as of September 30, 2000 (collectively, the "Guaranty Agreement");

     WHEREAS, the Guarantor delivered the Guaranty pursuant to that certain Credit Agreement, dated as of June 6, 1997 between Ascent Funding, Inc. (formerly Westbridge Funding Corporation) and the Bank (the "Credit Agreement");

     WHEREAS, simultaneously with the execution hereof, the Guarantor will be entering into a Credit Agreement (the "CSFB Financing") dated of even date with Credit Suisse First Boston Management Corporation ("CSFB") and, in connection therewith, will be pledging shares of stock of certain subsidiaries of the Guarantor which requires the consent of the Bank; and

     WHEREAS, the Bank is willing to provide its consent thereto and to further amend the Guaranty Agreement and waive certain covenant defaults and events of default under the Guaranty and Credit Agreement, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS.

     Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Guaranty.



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        SECTION 2. WAIVER OF CERTAIN COVENANT DEFAULTS UNDER GUARANTY AND
                    EVENTS OF DEFAULT UNDER CREDIT AGREEMENT.

     2.1 As of December 31, 2000 the Guarantor is in Default of Negative Covenants Section 6.3 Minimum Consolidated GAAP Net Worth of the Guaranty. Such covenant default under the Guaranty, unless waived, constitutes an Event of Default under Section 8.1(e) of the Credit Agreement. The Bank hereby waives (i) such default under the Guaranty and (ii) such Event of Default under the Credit Agreement or the Installment Note, dated July 21, 1999 from Ascent Management, Inc. in favor of the Bank and any and all documents executed in connection therewith (collectively, the "AMI Agreements"); provided, however, that such waiver shall not constitute a future waiver of any Default or Event of Default under the Guaranty or under such Event of Default section of the Credit Agreement or the AMI Agreements or of any other covenant under the Guaranty, the Credit Agreement or the AMI Agreements.

     2.2 In connection with the CSFB Financing, the Guarantor requires the consent of the Bank to the pledge by the Guarantor and NationalCare(R)Marketing, Inc. of the stock, certain membership interests and other similar interests in Foundation Financial
          Services, Inc., Westbridge Printing Services, Inc., Pacific Casualty Company, Inc., LifeStyles Marketing Group, Inc., Precision Dialing Services, Inc. and Senior Benefits, L.L.C. or any other Subsidiary of the Guarantor. The Bank hereby provides its consent to such pledge in accordance with Section 6.2 of the Guaranty, subject to the terms and conditions of this Amendment; provided, however, that such consent shall not constitute any future consent of the Bank under the Guaranty, the Credit Agreement or the AMI Agreements where written consent of the Bank is required in writing.

                  SECTION 3. AMENDMENTS TO GUARANTY AGREEMENT.

     3.1  Section  6.3 of  the  Guaranty  is  hereby  amended  by  deleting  the
          reference   to   "$45,000,0000" contained   therein  and   inserting
          $31,000,000 in its stead.

     3.2 Schedule 6.8 of the Guaranty is hereby amended by deleting the reference to "5.0" Minimum Statutory Surplus Requirement corresponding to FLICA and inserting "$7.5" in its stead.

                        SECTION 4. CONDITIONS PRECEDENT.

     The   effectiveness  of  this  Amendment  is  expressly   conditioned  upon
satisfaction of the following conditions precedent:

     4.1 The Bank shall have received copies of this Amendment duly executed by the Guarantor.

     4.2 The Bank shall have received copies of the Fourth Amendment to Credit Agreement, duly executed by Ascent Funding, Inc.

     4.3 The Bank shall have received a Side Agreement with respect to the contribution by the Guarantor of proceeds from the CSFB Financing in an amount not less than $11,000,0000 to Freedom Life Insurance Company of America ("FLICA") duly executed by the Guarantor and CSFB, together with evidence satisfactory to the Bank in its sole and absolute discretion that CSFB has loaned an amount not less than $11,000,000 to the Guarantor and the Guarantor has contributed an amount not less than $11,000,000 to FLICA.

     4.4 The Bank shall have received a Subordination Agreement, duly executed by CSFB.

     4.5 The Bank shall have received a $25,000 waiver and amendment fee due and payable and deemed fully earned on the date hereof.

     4.6 The Bank shall have received copies of all loan and related documents in connection with the CSFB Financing in form and content acceptable to the Bank in its reasonable sole discretion.

     4.7 The Bank acknowledges satisfaction of each of the foregoing, and this Amendment shall be effective upon receipt by FLICA of the $11,000,000.

                   SECTION 5. REAFFIRMATION OF THE GUARANTOR.

     The Guarantor hereby ratifies and reaffirms that certain Guaranty Agreement and each of the terms and provisions contained therein, including, without limitation, Section 7.2 thereof, and agrees that the Guaranty Agreement continues in full force and effect following the execution and delivery of this Amendment. The Guarantor represents and warrants to the Bank that the Guaranty Agreement was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the Guarantor enforceable in accordance with its terms and that the Guarantor has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty Agreement.

                            SECTION 6. COUNTERPARTS.

     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                             ASCENT ASSURANCE, INC.

                                             By: /s/Patrick J. Mitchell
                                             Name: Patrick J. Mitchell
                                             Title: President and CEO

                                             LASALLE BANK NATIONAL ASSOCIATION

                                             By: /s/Linda Whittaker
                                             Name: Linda Whittaker
                                             Title: Assistant Vice President



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                    ACKNOWLEDGMENT AND AGREEMENT OF BORROWER

         The undersigned, ASCENT FUNDING, INC. hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all the terms and provisions set forth in the Credit Agreement; and (iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously or simultaneously with the execution hereof been waived.

         IN WITNESS WHEREOF, this Acknowledgment and Agreement of Borrower has been duly authorized as of this 17th day of April, 2001.

                                                  ASCENT FUNDING, INC.

                                                  By: /s/Patrick J. Mitchell
                                                  Name: Patrick J. Mitchell
                                                  Title: President & CEO